SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 19, 2005

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On May 19, 2005, Hancock Holding Company
issued a press release announcing its quarterly dividend of $0.165 per share.
The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated May 19, 2005, headed "Hancock Holding
                             Company announces quarterly dividend"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2005
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release
May 19, 2005

For More Information
George A. Schloegel, Chief Executive Officer
Carl J. Chaney, Chief Financial Officer
Paul D. Guichet, Vice President, Investor Relations
800.522.6542 or 228.214.5242

===================================================================================================================

                               Hancock Holding Company announces quarterly dividend

     GULFPORT,  MS (May 19, 2005) - Hancock  Holding  Company  (NASDAQ:  HBHC) today  announced  that the company's board of directors approved a regular second quarter 2005 common stock cash dividend of $0.165 per share.

     Approved during the May meeting of the company's board of directors,  the regular  quarterly common stock cash dividend is payable June 15, 2005, to shareholders of record as of June 3, 2005.

     Hancock  Holding  Company - the parent  company of Hancock  Bank  (Mississippi),  Hancock  Bank of  Louisiana,
Hancock Bank of Florida,  and Magna Insurance Company - has assets of $4.8 billion.  Founded in 1899,  Hancock Bank stands among the strongest,  safest five-star financial institutions in America.  Hancock Bank operates 102 offices and more than 140 automated teller machines  throughout South  Mississippi,  Louisiana and the Florida Panhandle as
well as subsidiaries Hancock Investment Services, Inc., Hancock Insurance Agency, and Harrison Finance Company.

     Investors  can  access  additional  corporate  information  or  on-line  banking  and  bill  pay  services  at
www.hancockbank.com.

    "SAFE HARBOR" STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the
    Private  Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information about  companies'  anticipated  future  financial  performance.  This act  provides a safe  harbor for such disclosure,  which protects the companies from unwarranted  litigation if actual results are different from management  expectations.  This release  contains  forward-looking  statements  and  reflects  management's current views and estimates of future economic  circumstances,  industry  conditions,  company performance, and  financial  results.  These  forward-looking  statements  are  subject  to  a  number  of  factors  and uncertainties  which could cause the company's actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements

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